SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Oct-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Oct-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1       89910366       4297081   524477           0    85613285  22-Oct-01
I-A-2      157154641       7510882   949476           0   149643759  22-Oct-01
I-A-3        3100357             0    18731           0     2952182  22-Oct-01
I-P           443233          5988        0           0      437246  22-Oct-01
I-S           984800             0     5950           0      973418  22-Oct-01
II-A        33176228       1854250   193528           0    31321979  22-Oct-01
II-S         3418692             0    19942           0     3237730  22-Oct-01
M1           6378045          7099    38361           0     6370946  22-Oct-01
M2           2625668          2922    15792           0     2622745  22-Oct-01
M3           1500381          1670     9024           0     1498711  22-Oct-01
B1           1125286          1252     6768           0     1124034  22-Oct-01
B2            562642           626     3384           0      562016  22-Oct-01
B3            937745          1044     5640           0      936701  22-Oct-01
R                  0             0        0           0           0  22-Oct-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       781.82927      37.36592  4.56067   744.46335 22-Oct-01
I-A-2       781.82927      37.36592  4.72355   744.46335 22-Oct-01
I-A-3       781.82932       0.00000  4.72355   744.46340 22-Oct-01
I-P         901.27812      12.17529  0.00000   889.10284 22-Oct-01
I-S         769.12770       0.00000  4.64681   760.23885 22-Oct-01
II-A        688.83227      38.49946  4.01819   650.33281 22-Oct-01
II-S        684.58739       0.00000  3.99343   648.35018 22-Oct-01
M1          992.60131       1.10476  5.97009   991.49655 22-Oct-01
M2          992.60132       1.10476  5.97009   991.49655 22-Oct-01
M3          992.60132       1.10476  5.97008   991.49655 22-Oct-01
B1          992.60131       1.10476  5.97008   991.49655 22-Oct-01
B2          992.60130       1.10476  5.97009   991.49654 22-Oct-01
B3          992.60154       1.10458  5.97009   991.49696 22-Oct-01
R             0.00000       0.00000  0.00000     0.00000 22-Oct-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Oct-01